UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                December 30, 1997
                Date of Report (Date of earliest event reported)

                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


                                          1-14556
            DELAWARE                      0-21857               86-0786101
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation)                                               Identification No.)

                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
                (Address of principal executive office)(zip code)

                                 (602) 932-6200
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.
------------------------------------------------------

On December 30, 1997, the Audit Committee of the Board of Directors of the Registrant voted unanimously to dismiss Coopers & Lybrand L.L.P. as the Registrant's independent auditors, and voted unanimously to elect Arthur Andersen LLP as the Registrant's independent auditors effective December 30, 1997. Pursuant to Item 304 of Regulation S-B, the Registrant discloses the following information:

(i) Coopers & Lybrand L.L.P. was dismissed as the Registrant's independent auditors on December 30, 1997.

(ii) The report prepared by Coopers & Lybrand L.L.P. on the financial statements for the fiscal years ended December 31, 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion, nor was the report modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to dismiss Coopers & Lybrand L.L.P. was recommended and approved unanimously by the Audit Committee of the Board of Directors of the Registrant.

(iv) During the last two fiscal years and the subsequent interim period through December 30, 1997, there were no disagreements between the Registrant and Coopers & Lybrand L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference to the subject matter of the disagreement in connection with its report. In November 1997, Coopers & Lybrand L.L.P. advised the Registrant of the need to expand the scope of their upcoming audit, as required by professional standards, to address the ability of the Registrant to continue as a going concern. Due to the dismissal, no such procedures were performed nor any determination made.

(v) Arthur Andersen LLP was engaged as the Registrant's independent auditors on December 30, 1997. During the last two fiscal years and the subsequent interim period through December 30, 1997, the Registrant has not consulted with Arthur Andersen LLP regarding the application of accounting principles to a specific completed or contemplated transaction nor the type of audit opinion that might be rendered on the Registrant's financial statements.

(vi) The Registrant has provided Coopers & Lybrand L.L.P. with a copy of the disclosures the Registrant is making in response to Item 304 of Regulation S-B and requested it to furnish a letter addressed to the Commission stating whether it agrees with the statements made herein.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         (c)  Exhibits

                  16. Letter from Coopers & Lybrand L.L.P. (to be filed with an amendment to this report)

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   POORE BROTHERS, INC.
                                          (Registrant)

Date: January 7, 1998              By: /s/  Thomas W. Freeze
                                      ----------------------
                                      Thomas W. Freeze
                                      Vice President and Chief Financial Officer